                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act Of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           HMT Technology Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                           HMT TECHNOLOGY CORPORATION
                                1055 PAGE AVENUE
                               FREMONT, CA 94538

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 22, 1998

TO THE STOCKHOLDERS OF HMT TECHNOLOGY CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of HMT TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), will be held on Wednesday, April 22, 1998 at 9:00 a.m., local time, at the Company's executive offices at 47700 Kato Road, Fremont, California 94538 for the following purpose:

     1. To approve the Company's Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,000,000 shares.

     The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on March 2, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          LOGO
                                          Peter S. Norris
                                          Vice President, Finance, Chief
                                          Financial Officer
                                          Treasurer and Assistant Secretary
Fremont, California
March 20, 1998

     ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           HMT TECHNOLOGY CORPORATION
                                1055 PAGE AVENUE
                               FREMONT, CA 94538

                                PROXY STATEMENT
                     FOR A SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of HMT Technology Corporation, a Delaware corporation (the "Company" or "HMT"), for use at a Special Meeting of Stockholders to be held on April 22, 1998, at 9:00 a.m., local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company's executive offices at 47700 Kato Road, Fremont, California. The Company intends to mail this proxy statement and accompanying proxy card on or about March 20, 1998 to all stockholders entitled to vote at the Special Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, CIC Express Service, Inc. ("CIC"). No additional compensation will be paid to directors, officers or other regular employees for such services, but CIC will be paid by the Company its customary fee, estimated to be about $5,000, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on March 2, 1998 will be entitled to notice of and to vote at the Special Meeting. At the close of business on March 2, 1998 the Company had outstanding and entitled to vote 43,084,583 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1055 Page Avenue, Fremont, California 94538, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must have been received by the Company not later than March 11, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1

             APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

     In January 1996, the Board of Directors adopted, and in February 1996 the stockholders approved, the Company's Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of up to 500,000 shares of the Company's Common Stock. As of December 31, 1997, an aggregate of 397,006 shares had been issued under the Purchase Plan and only 102,994 shares remained for the grant of future rights under the Purchase Plan. In January 1998, the Board of Directors of the Company adopted amendments to the Purchase Plan to increase the number of shares authorized for issuance under the Purchase Plan by 1,000,000 shares to a total of 1,500,000 shares. This amendment is intended to continue to afford the Company the opportunity of providing employees with stock incentives and to ensure that the Company can continue to provide such incentives at levels determined appropriate by the Board. During the last completed fiscal year (ended March 31, 1997), shares were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Mr. Ronald L. Buschur 186 shares ($8.50); Mr. George J. Hall 1,821 shares ($8.50); Dr. Michael
A. Russak 899 shares ($8.50); Mr. Peter S. Norris 1,545 shares ($8.50); Mr. Larry J. Anderson 491 shares ($8.50); all current executive officers as a group 6,410 shares ($8.50), and all employees (excluding executive officers) as a group 115,334 shares ($8.50).

     Stockholders are requested in this Proposal 1 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 1.

     The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE

     The Purchase Plan provides a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 2,064 of the Company's approximately 2,213 employees are eligible to participate in the Purchase Plan.

     The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

     The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has the power to delegate administration of such plan to a committee of not less than two Board members. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan.

OFFERINGS

     The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is of six months' duration.

ELIGIBILITY

     Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for such continuous period preceding the first day of the offering period as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. The Board may provide in any offering that certain employees of the Company who are "highly compensated" as defined in the Code are not eligible to be granted rights under the Purchase Plan.

     Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PLAN

     Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to fifteen percent (15%) of such employees' base total compensation during the purchase period.

PURCHASE PRICE

     The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (b) 85% of the fair market value of a share of Common Stock on the specified purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate his or her payroll deductions. A participant may not increase or begin such payroll deductions after the beginning of any purchase period, except, if the Board provides, in the case of an employee who first becomes eligible to participate as of a date specified during the purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may make additional payments into such account only as specifically provided for in the offering and only if the participant has not had the maximum amount withheld during such offering period.

PURCHASE OF STOCK

     By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board may specify a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time except ten days prior to the end of the applicable offering period.

     Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

     Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

     Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, such plan will terminate at the time that all of the shares subject to the Purchase Plan's share reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Purchase Plan.

     The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or
(c) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan.

     Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment, suspension or termination of such plan without consent of the person to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

     In the event of a dissolution, liquidation or specified type of merger, consolidation or similar transaction in which the Company is not the surviving corporation, the Board has discretion to provide that each right to purchase Common Stock under the Purchase Plan will be assumed or an equivalent rights substituted by the surviving entity, or the Board may shorten the offering period and provide for all sums collected by payroll deductions to be applied to purchase stock immediately prior to such merger or other transaction.

STOCK SUBJECT TO PURCHASE PLAN

     If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

     Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

     A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

     If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is 28% while the maximum ordinary rate is effectively 39.6% at the present time.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be long-term, mid-term or short-term depending on the length of time the stock has been held.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 16, 1998 by: (i) each director;
(ii) each of the executive officers named in the Summary Compensation Table;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                        BENEFICIAL OWNERSHIP(1)
                                                        ------------------------
                                                        NUMBER OF     PERCENT OF
                   BENEFICIAL OWNER                       SHARES        TOTAL
                   ----------------                     ----------    ----------
Summit Partners, L.P.(2)..............................   9,420,940       21.9
  499 Hamilton Avenue, Suite 200
  Palo Alto, CA 94301
Walter G. Kortschak(2)................................   9,420,940       21.9
  c/o Summit Partners, L.P.
  499 Hamilton Avenue, Suite 200
  Palo Alto, CA 94301
Neil M. Garfinkel.....................................          --         --
Hitachi Metals, Ltd...................................   2,998,255        7.0
  Chiyoda Building, 2nd Floor
  1-2 Marunouchi
  Tokyo 100 Japan
Bruce C. Edwards(3)...................................      34,500          *
Ronald L. Schauer(4)..................................   2,046,000        4.8
Ronald J. Buschur(5)..................................     649,826        1.5
George J. Hall(6).....................................     439,215        1.0
Michael A. Russak(7)..................................     556,754        1.3
Peter S. Norris(8)....................................     460,769        1.1
Larry J. Anderson(9)..................................          --         --
All directors and executive officers as a group.......  13,684,672      31.8%
  (10 persons)(10)

---------------

  *  Less than one percent (1%).

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible within 60 days of the date of this table. Applicable percentages are based on 43,062,291 shares outstanding on February 16, 1998, adjusted as required by rules promulgated by the SEC.

 (2) Includes (i) 4,338,070 shares beneficially owned by Summit Ventures III, L.P. ("Summit III"), (ii) 4,338,070 shares beneficially owned by Summit Ventures IV, L.P. ("Summit IV"), (iii) 162,437 shares beneficially owned by Summit Investors II, L.P. ("Summit Investors II") and (iv) 582,363 shares beneficially owned by Summit Subordinated Debt Fund, L.P. ("Summit Sub Debt Fund"). Mr. Kortschak, a director of the Company, is a general partner of Summit Partners, L.P., the general partner of Summit III, Summit IV, Summit Investors II and Summit Sub Debt Fund. Mr. Kortschak disclaims beneficial ownership of such shares held by Summit III, Summit IV, Summit Investors II and Summit Sub Debt Fund, except to the extent of his pecuniary interest therein.

 (3) Represents 22,281 shares held by Bruce C. Edwards and Susan E. Edwards, as co-trustees of the Bruce C. Edwards and Susan E. Edwards Living Trust u/a/d 06/26/91 ("Edwards Living Trust"). Includes 20,344 shares that are subject to a right of repurchase in favor of the Company that expires ratably beginning January 1997 through January 2000.

 (4) Represents 1,773,670 shares held by The Schauer Living Trust under agreement dated March 15, 1996 ("Schauer Living Trust"). Mr. Schauer is a co-trustee of the Schauer Living Trust. Also represents 136,165 shares held by the Ronald L. Schauer 1997 Grantor Retained Annuity Trust and 136,165 shares held by the Marlys A. Schauer 1997 Grantor Retained Annuity Trust ("Marlys Schauer Trust"). Marlys A. Schauer, the beneficiary of the Marlys Schauer Trust, is the spouse of Mr. Schauer. Mr. Schauer disclaims beneficial ownership of the shares held in the Marlys Schauer Trust. Includes 744,646 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999 and 171,258 shares that are subject to a right of repurchase in favor of the Company that expires upon the earlier of the Company achieving certain performance goals on March 31, 1998, or ratably beginning December 2000 through December 2004.

 (5) Represents 538,330 shares held by The Buschur Living Trust under agreement dated March 11, 1996 ("Buschur Living Trust"), 36,528 shares held by the Ronald J. Buschur 1997 Grantor Retained Annuity Trust, 36,528 shares held by The Lisa A. Buschur 1997 Grantor Retained Annuity Trust ("Lisa Buschur Trust"), 19,220 shares held by The Ryan Buschur 1996 Irrevocable Trust under agreement dated February 9, 1996 ("Ryan Buschur Trust") and 19,220 shares held by The Lynsey Buschur 1996 Irrevocable Trust under agreement dated February 6, 1996 ("Lynsey Buschur Trust"). Mr. Buschur is a co-trustee of the Buschur Living Trust. Lisa A. Buschur, the beneficiary of the Lisa Buschur Trust, is the spouse of Mr. Buschur. Ryan Buschur, the beneficiary of the Ryan Buschur Trust, and Lynsey Buschur, the beneficiary of the Lynsey Buschur Trust, are the children of Mr. Buschur. Mr. Buschur disclaims beneficial ownership of the shares held in the Lisa Buschur Trust, the Ryan Buschur Trust and the Lynsey Buschur Trust. Includes 205,375 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999 and 47,233 shares that are subject to a right of repurchase in favor of the Company that expires upon the earlier of the Company achieving certain performance goals on March 31, 1998, or ratably beginning December 2000 through December 2004.

 (6) Represents 413,715 shares held by The George J. Hall Family Trust ("Hall Family Trust") and 25,500 shares held by The Anne T. Hall Foundation ("Hall Foundation"). Mr. Hall is a co-trustee of the Hall Family Trust and trustee of the Hall Foundation. Mr. Hall disclaims beneficial ownership of the shares held in the Hall Foundation. Includes 205,375 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999 and 47,233 shares that are subject to a right of repurchase that expires upon the earlier of the Company achieving certain performance goals on March 31, 1998 or ratably beginning December 2000 through December 2004.

 (7) Represents 544,119 shares held by The Russak Living Trust U/A/D under agreement dated May 31, 1996 ("Russak Living Trust"). Mr. Russak is co-trustee of the Russak Living Trust. Includes 12,000 shares held by The Mary Lynn Russak 1996 Irrevocable Trust ("Mary Lynn Russak Trust") and 635 shares held by Dr. Russak's spouse. Mary Lynn Russak, the beneficiary of the Mary Lynn Russak Trust, is a daughter of Dr. Russak. Dr. Russak disclaims beneficial ownership of the shares held in the Mary Lynn Russak Trust. Includes 205,375 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999 and 47,233 shares that are subject to a right of repurchase that expires upon the earlier of the Company achieving certain performance goals on March 31, 1998 or ratably beginning December 2000 through December 2004.

 (8) Includes 166,108 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999 and 26,562 shares that are subject to a right of repurchase in favor of the Company that expires upon the earlier of the Company achieving certain performance goals on March 31, 1998 or ratably beginning December 2000 through December 2004.

 (9) Mr. Anderson resigned his position with the Company in May 1997.

(10) Includes 1,565,371 shares that are subject to a right of repurchase in favor of the Company that expires ratably through November 1999, 20,344 shares that are subject to a right of repurchase in favor of the Company that expires ratably through January 2000, and 348,356 shares that are subject to a right of repurchase which expires upon the earlier of the Company achieving certain performance goals on March 31, 1998 or ratably beginning December 2000 through December 2004.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Non-employee directors are paid $1,500 per meeting for attendance at meetings of the Board of Directors and $500 per meeting for attendance at meetings of any committee thereof. In the fiscal year ended March 31, 1997, the total cash compensation paid to non-employee directors was $48,000. Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings in accordance with Company policy.

     Each non-employee director of the Company (other than employees or affiliates of Summit Partners) receives stock options under the 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") as compensation for services of the Board of Directors. Option grants under the Directors' Plan are automatic and non-discretionary. The Directors' Plan provides for the grant of an option to purchase 8,000 shares of Common Stock to each person who is first elected as a non-employee director after the plan's adoption date. Each director who continues to serve as a non-employee director is granted an additional option to purchase 2,000 shares of Common Stock on the anniversary of the date of his or her initial grant or annually commencing with the fourth anniversary of the plan's adoption date. During the last fiscal year, no options to purchase shares of the Company's Common Stock were granted under the Directors' Plan. As of December 31, 1997, no options had been exercised under the Directors' Plan.

     The 1996 Equity Incentive Plan (the "Incentive Plan") provides for grants of incentive stock options to employees (including officers and employee directors) and nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights to employees (including officers and employee directors). The Incentive Plan is administered by the Compensation Committee, which determines recipients and types of awards to be granted, including the exercise price, number of shares subject to the award and the exercisability thereof. Restricted stock purchase awards granted under the Incentive Plan may be granted pursuant to a repurchase option in favor of the Company in accordance with a service vesting schedule determined by the Board. During the last completed fiscal year, 109 employees and consultants received options to purchase 556,700 shares of the Company's Common Stock. As of December 31, 1997, 8,158 options had been exercised under the Incentive Plan.

COMPENSATION OF EXECUTIVE OFFICERS

     Bonus Plan. The Company has a discretionary bonus program for certain designated key employees of the Company, including all executive officers, pursuant to which such employees are paid cash bonuses based upon the attainment of certain specified corporate goals for the year established by the Board of Directors. The amount of the cash bonus to which each such employee is entitled is determined by the Board.

     Profit Sharing Plan. In May 1996, the Board of Directors approved an incentive-based profit sharing plan for employees of the Company, including all executive officers. Under this Plan, employees are paid cash bonuses on a quarterly basis based upon the attainment of certain specified corporate goals determined by the Board of Directors.

     In addition to cash compensation, the Company's executive officers are eligible to receive stock options under the Employee Stock Purchase Plan (the "Purchase Plan") and Incentive Plan. For a description of the Incentive Plan, see COMPENSATION OF DIRECTORS, above. For a description of the Purchase Plan, see PROPOSAL ONE above.

     The following table shows for the fiscal years ended March 31, 1997, 1996 and 1995, certain compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers (the "Named Executive Officers") at March 31, 1997:

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                   LONG-TERM
                                  -------------------------------------------     COMPENSATION
                                                                 OTHER ANNUAL   AWARDS/SECURITIES
            NAME AND              FISCAL                         COMPENSATION      UNDERLYING          ALL OTHER
       PRINCIPAL POSITION          YEAR   SALARY($)   BONUS($)      ($)(1)         OPTIONS(#)       COMPENSATION($)
       ------------------         ------  ---------   --------   ------------   -----------------   ---------------
Mr. Ronald L. Schauer...........   1997    271,635    105,165        1,535                 --            2,344(2)
  President and Chief              1996    249,995    113,557           --          3,596,000            3,593(3)
  Executive Officer                1995    220,001     15,000      184,542                 --               --
Mr. George J. Hall..............   1997    179,286     69,411           --                 --            2,313(4)
  Vice President,                  1996    165,675     63,811           --            992,000            3,012(5)
  Operations                       1995     22,212         --                              --               --
Dr. Michael A. Russak...........   1997    190,861     59,164       12,704                 --            2,951(6)
  Vice President, Research         1996    176,673     18,360       73,331            992,000            3,043(7)
  and Development...............   1995    163,652     15,000       54,035                 --               --
Mr. Peter S. Norris.............   1997    152,125     39,989       93,467                 --            2,835(8)
  Vice President and               1996     42,001     22,692           --            558,000               --
  Chief Financial Officer
Mr. Larry J. Anderson(9)........   1997    146,693     39,917       72,823(10)             --            2,742(11)
  Former Vice President,           1996     29,022     10,000           --            465,000               --
  Marketing and Sales

---------------

 (1) Consists of relocation payments.

 (2) Consists of $252 paid by the Company in life insurance premiums and $2,092 in 401(k) employer matching contributions.

 (3) Consists of $306 paid by the Company in life insurance premiums and $3,286 in 401(k) employer matching contributions.

 (4) Consists of $252 paid by the Company in life insurance premiums and $2,061 in 401(k) employer matching contributions.

 (5) Consists of $306 paid by the Company in life insurance premiums and $2,706 in 401(k) employer matching contributions.

 (6) Consists of $252 paid by the Company in life insurance premiums and $2,699 in 401(k) employer matching contributions.

 (7) Consists of $306 paid by the Company in life insurance premiums and $2,737 in 401(k) employer matching contributions.

 (8) Consists of $252 paid by the Company in life insurance premiums and $2,583 in 401(k) employer matching contributions.

 (9) Mr. Anderson resigned from the Company in May 1997.

(10) Consists of $66,823 in relocation payments and $6,000 car allowance.

(11) Consists of $252 paid by the Company in life insurance premiums and $2,490 in 401(k) employer matching contributions.

                      EMPLOYMENT AND SEVERANCE AGREEMENTS

     Severance Plan. In January 1996, the Company adopted an Executive Severance Plan (the "Severance Plan") providing for certain benefits to executive officers of the Company in the event an executive's employment is involuntary terminated without cause (generally meaning without any misconduct on the executive's part) or that the executive voluntarily terminates employment with good reason (generally meaning that the executive's responsibilities, title or compensation was materially reduced). Upon the occurrence of such an event, the Severance Plan provides for salary continuation for a period no greater than one year. In addition, the Severance Plan provides for continued health benefits coverage to the extent permitted by the Consolidated Omnibus Budget Reconciliation Act of 1985 and the Company's group health policies.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is an officer or employee of the Company.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          LOGO

                                          Peter S. Norris
                                          Vice President, Finance, Chief
                                          Financial Officer
                                          Treasurer and Assistant Secretary

March 20, 1998

                           HMT TECHNOLOGY CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                    ADOPTED BY THE BOARD ON JANUARY 23, 1996

                  APPROVED BY STOCKHOLDERS ON FEBRUARY 9, 1996

                    AMENDED BY THE BOARD ON JANUARY 14, 1998

                 APPROVED BY STOCKHOLDERS ON __________ __, 1998



1.      PURPOSE.

        (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of HMT Technology Corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

        (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

        (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.      ADMINISTRATION.

        (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

               (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

               (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iv) To amend the Plan as provided in paragraph 13.

               (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

        (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate one million five hundred thousand (1,500,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.      GRANT OF RIGHTS; OFFERING.

        (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the memorandum documenting the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

        (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.      ELIGIBILITY.

        (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

        (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

               (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

               (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

               (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

        (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent

(5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

        (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

        (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.      RIGHTS; PURCHASE PRICE.

        (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

        (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

        (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

               (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

               (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.      PARTICIPATION; WITHDRAWAL; TERMINATION.

        (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company intended to comply with Section 401(k), Section 402(e)(3), Section 125, Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), which shall include or exclude bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

        (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

        (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

        (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by beneficiary designation as provided in paragraph 14, and otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.      EXERCISE.

        (a) On each date specified therefor in the relevant Offering ("Purchase Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

        (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.      COVENANTS OF THE COMPANY.

        (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

        (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.     RIGHTS AS A SHAREHOLDER.

        A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b) In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13. AMENDMENT OF THE PLAN.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (i) Increase the number of shares reserved for rights under the Plan;

               (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

               (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

        (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.     DESIGNATION OF BENEFICIARY.

        (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

        (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares subject to the Plan's share reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon the adoption of enabling resolutions by the Company's Board of Directors (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

                           HMT TECHNOLOGY CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 1998


        The undersigned hereby appoints MR. PETER S. NORRIS and MR. JAMES C. KITCH, and each of them, as proxies and attorneys-in-fact of the undersigned, with full power of substitution, to vote all of the shares of stock of HMT Technology Corporation which the undersigned may be entitled to vote at the Special Meeting of Stockholders of HMT Technology Corporation to be held at the Company's executive offices at 47700 KATO ROAD, FREMONT, CALIFORNIA 94538 on WEDNESDAY, APRIL 22, 1998 at 9:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.



        UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.



MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1.



PROPOSAL 1:    To approve the Company's Employee Stock Purchase Plan, as
               amended, to increase the aggregate number of shares of Common
               Stock authorized for issuance under such plan by 1,000,000 shares.



        [ ]  FOR                     [ ]  AGAINST                  [ ]  ABSTAIN

DATED
-------------------------          ---------------------------------------------

                                   ---------------------------------------------
                                                    SIGNATURE(S)

                                   Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.